Exhibit 99.1

WeightWatchers Announces Second Quarter 2025 Results

Successful completion of strategic reorganization, reducing debt by $1.15 billion. In connection with emergence on 6/24/25, fiscal Q2 consists of a “Predecessor” period from 3/30/25 to 6/24/25, and a “Successor” period from 6/25/25 to 6/30/25

Combined End of Period Subscribers1 of 3.2 million; Combined End of Period Clinical Subscribers1 of 127 thousand

Combined Revenues1 of $189 million, down 6% vs. prior year; Combined Clinical Revenues1 of $31 million, up 55% vs. prior year

Predecessor Net Income1 of $1,191 million and Net Margin1 of 673% were impacted by Reorganization items; Successor Net Income1 of $1 million and Net Margin1 of 10%; Predecessor Adjusted EBITDA1,2 of $61 million and Adjusted Margin1,2 of 34%; Successor Adjusted EBITDA1,2 of $4 million and Adjusted Margin1,2 of 37%

NEW YORK (August 11, 2025) – WW International, Inc. (NASDAQ: WW) (“WeightWatchers,” “WW,” or the “Company”) today announced its results for the second quarter of fiscal 2025 ended June 30, 2025 in this Earnings Press Release and a Shareholder Letter posted on the Company’s Corporate Website.

“The need for effective and sustainable support in weight health has never been more important, and no company is better positioned to meet that need than WeightWatchers,” said Tara Comonte, CEO of WeightWatchers. “This marks the beginning of an exciting new chapter for the Company, one that’s grounded in stronger financial footing and a clear sense of opportunity. With greater flexibility to invest, we’re accelerating innovation across our platform to meet the evolving needs of our members. There’s work to do, and it will take time, but we’re confident in the strength of our approach. Our integrated model, spanning clinical care, behavioral support, and community, puts us in a powerful position to reinforce our leadership in long-term weight health.”

“We completed our reorganization swiftly, positioning the Company to move forward with greater financial flexibility,” said Felicia DellaFortuna, CFO of WeightWatchers. “While we continue to navigate some volatility, our immediate priority is stabilizing the business. With a strengthened capital structure, we are better positioned to invest in growth, support innovation, and scale efficiently, while maintaining the financial discipline needed to drive long-term profitability.”

Second Quarter Overview

•

While Combined Revenues[1] declined 6% year-over-year, Monthly Subscription Revenues Per Average Subscriber (ARPU)[1] increased for the third consecutive quarter due to increased Clinical mix while Gross Margin also remained strong.

•

Combined Revenues[1] decline reflects ongoing headwinds in the Behavioral business, partially offset by 55% growth in Clinical, primarily driven by compounded semaglutide subscriptions. This year’s fiscal quarter also benefited from foreign exchange movements and two additional reporting days.

•

From May 22nd, the Clinical business began transitioning subscribers from compounded semaglutide to FDA-approved medications, in line with current FDA guidance, despite others continuing to offer compounded GLP-1s under the guise of a personalization exemption.

•	Combined End of Period Subscribers[1] declined 17% year-over-year, reflecting continued recruitment challenges in Behavioral, further impacted by financial reorganization headlines.

•

Net Income Margin was impacted by Reorganization items in the quarter. Adjusted EBITDA Margin[2] remained strong, supported by structural cost discipline and reduced marketing investment during the financial reorganization period.

Full Year Fiscal 2025 Guidance

The Company is providing the following full year fiscal 2025 guidance:

•	Total Combined Revenues: $685 million - $700 million

•	Adjusted EBITDA[2]: $140 million - $150 million

Second Quarter Conference Call and Webcast

The Company has scheduled a conference call today at 8:30 a.m. ET to discuss results.

The webcast of the conference call will be available on the Company’s corporate website, corporate.ww.com, under Events and Presentations. A replay of the webcast will be available on this site for at least 90 days.

1Fresh Start Accounting and Predecessor and Successor Periods

In connection with the Company’s emergence from its financial reorganization process on June 24, 2025, the Company’s second quarter ended June 30, 2025 includes a “Predecessor” period from March 30, 2025 to June 24, 2025, and a “Successor” period from June 25, 2025 to June 30, 2025. Additionally, the Company qualified for and applied fresh start accounting. Accordingly, the consolidated financial statements after June 24, 2025 are not comparable with the consolidated financial statements as of or prior to that date.

Although GAAP requires that the Company report its results for the period from March 30, 2025 through June 24, 2025 (Predecessor) and the period from June 25, 2025 through June 30, 2025 (Successor) separately, management views certain metric and revenue information for the three months ended June 30, 2025 by combining the results of the applicable Predecessor and Successor periods because management believes such presentation provides the most meaningful comparison of the Company’s results to prior periods. Although the Predecessor and Successor periods generally are not comparable as they are impacted by fresh start accounting, there are no fresh start adjustments affecting revenues and therefore revenue information has been combined to provide a meaningful understanding of operating trends, which would be consistent with a pro forma calculation under Article 11 of Regulation S-X. Nevertheless, the combined operating results do not reflect the actual results we would have achieved absent the Company’s emergence from its financial reorganization process and may not be indicative of future results.

The Company cannot adequately benchmark the operating results of the period from June 25, 2025 through June 30, 2025 (Successor) against any of the previous periods reported in the Company’s consolidated financial statements without combining it with the period from March 30, 2025 through June 24, 2025 (Predecessor) and do not believe that reviewing the results of this period in isolation would be useful in identifying trends in or reaching conclusions regarding the Company’s overall operating performance. Management believes that the key performance metrics such as Subscription Revenues, Incoming and End of Period Subscribers and Monthly Subscription Revenues per Average Subscriber for the Successor period when combined with the Predecessor period provides more meaningful comparisons to other periods and are useful in identifying current business trends. Accordingly, this press release presents the combined results for these metrics for the three months ended June 30, 2025.

Definitions

“Behavioral” business refers to providing subscriptions to the Company’s digital product offerings with the option to add on unlimited access to the Company’s workshops.

“Clinical” business refers to providing subscriptions to the Company’s clinical product offerings provided by WeightWatchers Clinic combined with the Company’s digital subscription product offerings and unlimited access to the Company’s workshops.

“Revenues”—“Subscription Revenues” consist of the aggregate of: (a) “Behavioral Subscription Revenues”, the fees associated with subscriptions for the Company’s Behavioral offerings; and (b) “Clinical Subscription Revenues”, the fees associated with subscriptions for the Company’s Clinical offerings. In addition, “Other Revenues” (formerly known as “product sales and other”) consist of revenues from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenues. Prior to fiscal 2024, Other Revenues included sales of consumer products.

“Incoming Subscribers”—“Subscribers” refer to Behavioral subscribers and Clinical subscribers who participate in recurring bill programs in Company-owned operations. The “Incoming Subscribers” metric reports Subscribers in Company-owned operations at a given period start. Recruitment and retention are key drivers for this metric. Management utilizes this metric to monitor changes in the subscriber base which directly impacts the Company’s revenue growth and trends.

“End of Period Subscribers”—“End of Period Subscribers” metric reports Subscribers in Company-owned operations at a given period end. Recruitment and retention are key drivers for this metric. Management utilizes this metric to monitor changes in the subscriber base which directly impacts the Company’s revenue growth and trends.

“Monthly Subscription Revenues Per Average Subscriber”— The “Monthly Subscription Revenues Per Average Subscriber” metric reports the monthly fees associated with subscriptions for the Company’s offerings divided by the Average Subscriber for its businesses. Monthly Subscription Revenues for both quarterly and year-to-date periods for each respective business are calculated as Subscription Revenues divided by the number of months in the respective quarterly or year-to-date period. The “Average Subscriber” for quarterly periods for each respective business is the average of its Incoming Subscribers and End of Period Subscribers for the respective quarterly period. The “Average Subscriber” for year-to-date periods for each respective business is the average of its Incoming Subscribers at the beginning of the fiscal year and its End of Period Subscribers for each quarter end within the respective year-to-date period. Management utilizes this metric to consider revenue growth and trends on a per subscriber basis.

2Statement regarding Non-GAAP Financial Measures

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. Gross profit, gross margin, marketing expenses, selling, general & administrative expenses, and product development expenses are discussed both as reported (on a GAAP basis) and as adjusted (on a non-GAAP basis), as applicable, with respect to:

I.

the period from June 25, 2025 through June 30, 2025 (Successor) to exclude (a) the impact of certain non-recurring transaction costs related to strategic alternatives and the Company’s Chapter 11 financial reorganization and (b) the impact of depreciation and amortization expenses, which varies considerably from period-to-period due to the size and frequency of acquisitions and application of fresh start accounting and therefore is omitted to assess the Company’s core operating performance;

II.

the period from March 30, 2025 through June 24, 2025 (Predecessor) to exclude (a) the impact of certain non-recurring transaction costs related to strategic alternatives and the Company’s Chapter 11 financial reorganization, (b) the impact of depreciation and amortization expenses, and (c) the net impact of charges associated with the Company’s previously disclosed 2024 restructuring plan (the “2024 plan”) or the reversal of certain of the charges associated with the 2024 plan, as applicable, and the reversal of charges associated with the Company’s previously disclosed 2023 restructuring plan (the “2023 plan”);

III.

the period from December 29, 2024 through June 24, 2025 (Predecessor) to exclude (a) the impact of certain non-recurring transaction costs related to strategic alternatives and the Company’s Chapter 11 financial reorganization, (b) the impact of depreciation and amortization expenses, and (c) the net impact of charges associated with the 2024 plan or the reversal of certain of the charges associated with the 2024 plan, as applicable, and the reversal of charges associated with the 2023 plan;

IV.

the three months ended June 29, 2024 (Predecessor) to exclude (a) the impact of depreciation and amortization expenses and (b) the impact or net impact, as applicable, of charges associated with the 2023 plan and the Company’s previously disclosed 2022 restructuring plan (the “2022 plan”); and

V.	the six months ended June 29, 2024 (Predecessor) to exclude (a) the impact of depreciation and amortization expenses and (b) the net impact of charges associated with the 2023 plan and the 2022 plan.

The Company also presents in the attachments to this release the non-GAAP financial measures: earnings before interest, taxes, depreciation, amortization and stock-based compensation (“EBITDA”); and EBITDA adjusted for franchise rights acquired impairments, reorganization items, net, transaction costs related to strategic alternatives and the Company’s Chapter 11 financial reorganization, net restructuring charges, and other items as indicated in the reconciliations below that management believes are not indicative of ongoing operations (“Adjusted EBITDA”).

As exchange rates are an important factor in understanding period-to-period comparisons, the Company believes in certain cases the presentation of results on a constant currency basis in addition to reported results helps improve investors’ ability to understand the Company’s operating results and evaluate the Company’s performance in comparison to prior periods. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. The Company uses results on a constant currency basis as one measure to evaluate the Company’s performance. In this press release, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates. The Company generally refers to such amounts calculated on a constant currency basis as excluding or adjusting for the impact of foreign currency or being on a constant currency basis. These results should be considered in addition to, not as a substitute for, results reported in accordance with GAAP and are not meant to be considered in isolation. Results on a constant currency basis, as the Company presents them, may not be comparable to similarly titled measures used by other companies and are not measures of performance presented in accordance with GAAP.

Management believes these non-GAAP financial measures provide useful supplemental information to investors regarding the performance of the Company’s business and are useful for period-over-period comparisons of the performance of the Company’s business. While the Company believes that these non-GAAP financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and is not meant to be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly titled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

A reconciliation of the forward-looking full year EBITDA outlook to net income cannot be provided without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliation that have not yet occurred, are out of the Company’s control, or cannot be reasonably predicted. For the same reasons, the Company is unable to assess the probable significance of the unavailable information, which could have a material impact on its future GAAP financial results.

About WeightWatchers

WeightWatchers is the global leader in science-backed weight management, offering an integrated support system that combines scientific expertise and human connection. With more than 60 years of experience, WeightWatchers is the most studied commercial weight management program in the world, delivered through its No. 1 U.S. doctor-recommended weight-loss program. Its holistic, personalized approach also includes U.S.-based clinical interventions, medications when clinically appropriate, and a global network of coaches and community support. Since 1963, the company has surrounded its members with the support they need to reach and sustain their goals, wherever they are on their journey. Members can access these solutions directly, or through WeightWatchers for Business’ full-spectrum platform for employers, health plans, and payers. In a landscape crowded with contradictory advice, isolating apps, and one-size-fits-all solutions, WeightWatchers offers a proven path forward, grounded in empathy and designed to help every member feel better in their body and live a longer, healthier life. For more information, visit weightwatchers.com.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, any statements about the Company’s plans, strategies, objectives, initiatives, and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: the Company’s recent emergence from bankruptcy, which could adversely affect the Company’s business and relationships and subjects us to risks and uncertainties; competition from other weight management and health and wellness industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s failure to continue to retain and grow its subscriber base; the Company’s ability to be a leader in the rapidly evolving and increasingly competitive clinical weight management and weight loss market; the Company’s ability to continue to develop new, innovative services and products and enhance its existing services and products or the failure of its services, products or brands to continue to appeal to the market, or the Company’s ability to successfully expand into new channels of distribution or respond to consumer trends or sentiment; regulatory, reputational and other risks associated with the Company’s former compounded GLP-1 offering; the Company’s ability to successfully implement strategic initiatives; the Company’s ability to evolve its community offerings to meet the evolving preferences of its members; the effectiveness and efficiency of its advertising and marketing programs, including the strength of its social media presence; the impact on the Company’s reputation of actions taken by its franchisees, licensees, suppliers, affiliated provider entities, PCs’ healthcare professionals, and other partners, including as a result of the Company’s acquisition of Weekend Health, Inc., doing business as Sequence (“Sequence”) (the “Acquisition”); the recognition of asset impairment charges; the loss of key personnel, strategic partners or consultants or failure to effectively manage and motivate the Company’s workforce; the Company’s chief executive officer transition; the Company’s ability to successfully make acquisitions or enter into collaborations or joint ventures, including its ability to successfully integrate, operate or realize the anticipated benefits of such businesses, including with respect to Sequence; uncertainties related to a downturn in general economic conditions or consumer confidence, including as a result of the existing inflationary environment, changes in tariffs and escalating trade tensions, rising interest rates, the potential impact of political and social unrest and increased volatility in the credit and capital markets; the seasonal nature of the Company’s business; the Company’s failure to maintain effective internal control over financial reporting; the impact of events that impede accessing resources or discourage or impede people from gathering with others; the early termination by us of leases; the inability to renew certain of the Company’s licenses, or the inability to do so on terms that are favorable to us; the impact of the Company’s substantial amount of debt, debt service obligations and debt covenants, and its exposure to variable rate indebtedness; the ability to generate sufficient cash to service the Company’s debt and satisfy its other liquidity requirements; uncertainties regarding the satisfactory operation of the Company’s technology or systems; the impact of data security breaches and other malicious acts or privacy concerns, including the costs of compliance with evolving privacy laws and regulations; the Company’s ability to successfully integrate and use artificial intelligence in its business; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; the impact of existing and future laws and regulations, including federal and state regulations relating to compounded medications; risks related to the Company’s exposure to extensive and complex healthcare laws and regulations as a result of the Acquisition; the outcomes of litigation or regulatory actions; risks and uncertainties associated with the Company’s international operations, including regulatory, economic, political, social, intellectual property, and foreign currency risks, which risks may be exacerbated as a result of war and terrorism; risks related to the Acquisition, including risks that the Acquisition may not achieve its intended results; the possibility that we could fail to maintain the listing of the Company’s common stock on Nasdaq; risks related to the actions of activist shareholders and anti-takeover provisions in the Company’s articles of incorporation and bylaws; uncertainty and continuing risks associated with the Company’s ability to achieve its goals; and other risks and uncertainties, including those included in this press release and those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission (the “SEC”) (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com). You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the SEC (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com).

For more information, contact:

Investors:

John Mills or Anna Kate Heller

WeightWatchers@icrinc.com

Media:

Mari Santana

Communications@ww.com

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

UNAUDITED

	Successor	Predecessor
	June 30, 2025	December 28, 2024
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$152,379	$53,024
Restricted cash	33,048	3,003
Receivables (net of allowances: June 30, 2025 - $0 and December 28, 2024 - $3,166)	11,712	14,428
Prepaid income taxes	41,346	11,676
Prepaid marketing and advertising	5,707	4,969
Prepaid expenses and other current assets	19,028	15,548

TOTAL CURRENT ASSETS	263,220	102,648
Property and equipment, net	9,690	15,798
Operating lease assets	3,505	42,047
Goodwill	199,053	239,583
Other intangible assets, net	527,566	115,762
Deferred income taxes	16,727	16,686
Other noncurrent assets	13,357	17,752

TOTAL ASSETS	$1,033,118	$550,276

LIABILITIES AND TOTAL EQUITY (DEFICIT)
CURRENT LIABILITIES
Portion of operating lease liabilities due within one year	$9,099	$8,168
Accounts payable	10,198	17,803
Salaries and wages payable	34,419	53,143
Accrued marketing and advertising	11,927	12,805
Accrued interest	1,006	11,322
Deferred acquisition payable	—	15,503
Other accrued liabilities	40,418	20,593
Income taxes payable	3,038	2,339
Deferred revenue	29,954	31,655

TOTAL CURRENT LIABILITIES	140,059	173,331
Long-term debt, net	465,518	1,430,643
Long-term operating lease liabilities	2,601	44,322
Deferred income taxes	43,304	14,762
Other noncurrent liabilities	667	1,590

TOTAL LIABILITIES	652,149	1,664,648
TOTAL EQUITY (DEFICIT)
Successor common stock, $0 par value; 1,000,000 shares authorized; 10,000 shares issued at June 30, 2025	378,533	—
Predecessor common stock, $0 par value; 1,000,000 shares authorized; 130,048 shares issued at December 28, 2024	—	—
Predecessor treasury stock, at cost, 49,997 shares at December 28, 2024	—	(3,024,710)
Retained earnings	1,254	1,936,170
Accumulated other comprehensive income (loss)	1,182	(25,832)

TOTAL EQUITY (DEFICIT)	380,969	(1,114,372)

TOTAL LIABILITIES AND TOTAL EQUITY (DEFICIT)	$1,033,118	$550,276

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Successor	Predecessor
	Period from June 25, 2025 through June 30, 2025	Period from March 30, 2025 through June 24, 2025	Three Months Ended June 29, 2024
Subscription revenues, net (1)	$12,078	$175,773	$199,956
Other revenues, net (2)	89	1,224	2,117

Revenues, net	12,167	176,997	202,073

Cost of subscription revenues (3)	3,258	46,439	64,023
Cost of other revenues	—	50	756

Cost of revenues	3,258	46,489	64,779

Gross profit	8,909	130,508	137,294
Marketing expenses	2,784	32,093	53,696
Product development expenses	686	14,160	10,732
Selling, general and administrative expenses	2,853	42,851	36,933

Operating income	2,586	41,404	35,933
Reorganization items, net	—	(1,143,918)	—
Interest expense	923	11,061	28,577
Other expense (income), net	932	4,478	(78)

Income before income taxes	731	1,169,782	7,434
Benefit from income taxes	(523)	(20,906)	(15,835)

Net income	$1,254	$1,190,688	$23,269

Earnings per share
Basic	$0.13	$14.81	$0.29

Diluted	$0.13	$14.67	$0.29

Weighted average common shares outstanding
Basic	10,000	80,419	79,483

Diluted	10,000	81,165	79,825

Note:	Totals may not sum due to rounding.

(1)

“Subscription revenues, net” consist of the aggregate of: (a) net “Behavioral Subscription Revenues”, the fees associated with subscriptions for the Company’s Behavioral offerings; and (b) net “Clinical Subscription Revenues”, the fees associated with subscriptions for the Company’s Clinical offerings.

(2)

“Other revenues, net” (formerly known as “product sales and other, net”) consist of revenues from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenues. Prior to fiscal 2024, “Other revenues, net” included sales of consumer products.

(3)	“Cost of subscription revenues” consists of cost of revenues and operating expenses for the Company’s Behavioral and Clinical services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Successor	Predecessor
	Period from June 25, 2025 through June 30, 2025	Period from December 29, 2024 through June 24, 2025	Six Months Ended June 29, 2024
Subscription revenues, net (1)	$12,078	$360,953	$404,012
Other revenues, net (2)	89	2,615	4,609

Revenues, net	12,167	363,568	408,621

Cost of subscription revenues (3)	3,258	100,026	131,839
Cost of other revenues	—	158	1,688

Cost of revenues	3,258	100,184	133,527

Gross profit	8,909	263,384	275,094
Marketing expenses	2,784	110,871	143,858
Product development expenses	686	25,281	23,237
Selling, general and administrative expenses	2,853	78,480	83,410
Franchise rights acquired impairments	—	27,549	257,988

Operating income (loss)	2,586	21,203	(233,399)
Reorganization items, net	—	(1,143,918)	—
Interest expense	923	38,664	53,304
Other expense (income), net	932	6,685	(1,683)

Income (loss) before income taxes	731	1,119,772	(285,020)
(Benefit from) provision for income taxes	(523)	1,669	39,613

Net income (loss)	$1,254	$1,118,103	$(324,633)

Earnings (net loss) per share
Basic	$0.13	$13.93	$(4.09)

Diluted	$0.13	$13.80	$(4.09)

Weighted average common shares outstanding
Basic	10,000	80,271	79,345

Diluted	10,000	80,998	79,345

Note: Totals may not sum due to rounding.

(1)

“Subscription revenues, net” consist of the aggregate of: (a) net “Behavioral Subscription Revenues”, the fees associated with subscriptions for the Company’s Behavioral offerings; and (b) net “Clinical Subscription Revenues”, the fees associated with subscriptions for the Company’s Clinical offerings.

(2)

“Other revenues, net” (formerly known as “product sales and other, net”) consist of revenues from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenues. Prior to fiscal 2024, “Other revenues, net” included sales of consumer products.

(3)	“Cost of subscription revenues” consists of cost of revenues and operating expenses for the Company’s Behavioral and Clinical services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

UNAUDITED

	Successor	Predecessor
	Period from June 25, 2025 through June 30, 2025	Period from December 29, 2024 through June 24, 2025	Six Months Ended June 29, 2024
Operating activities:
Net income (loss)	$1,254	$1,118,103	$(324,633)
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities:
Depreciation and amortization	1,681	14,201	19,948
Amortization of deferred financing costs and debt discount	—	1,766	2,509
Impairment of franchise rights acquired	—	27,549	257,988
Impairment of intangible and long-lived assets	—	97	197
Share-based compensation expense	—	4,032	5,141
Deferred tax benefit	—	(4,503)	(14,948)
Allowance for doubtful accounts	—	(1,131)	5,447
Reserve for inventory obsolescence	—	(1)	134
Foreign currency exchange rate loss (gain)	933	6,717	(1,249)
Non-cash reorganization items, net	—	(1,176,532)	—
Changes in cash due to:
Receivables	466	4,280	4,846
Inventories	—	3	30
Prepaid expenses	586	(31,281)	18,956
Accounts payable	406	(8,237)	6,598
Accrued liabilities	6,178	15,084	(36,825)
Deferred revenue	47	(2,914)	142
Other long term assets and liabilities, net	—	(2,236)	(16,076)
Income taxes	(43)	580	33,819

Cash provided by (used for) operating activities	11,508	(34,423)	(37,976)

Investing activities:
Capital expenditures	—	(87)	(730)
Capitalized software and website development expenditures	(188)	(6,253)	(9,376)
Other items, net	—	(1)	(5)

Cash used for investing activities	(188)	(6,341)	(10,111)

Financing activities:
Borrowings on revolving credit facility	—	171,341	—
Financing costs	—	(1,298)	—
Taxes paid related to net share settlement of equity awards	—	(145)	(629)
Cash paid for acquisitions	—	(16,000)	(16,500)
Other items, net	—	—	(3)

Cash provided by (used for) financing activities	—	153,898	(17,132)

Effect of exchange rate changes on cash and cash equivalents and restricted cash	544	3,966	(1,438)

Net increase (decrease) in cash and cash equivalents and restricted cash	11,864	117,100	(66,657)
Cash and cash equivalents and restricted cash, beginning of period	173,620	56,520	109,366

Cash and cash equivalents and restricted cash, end of period	$185,484	$173,620	$42,709

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

				Variance
			Predecessor	2025 Combined vs 2024	2025 Combined Constant Currency vs 2024
	Three Months Ended		Three Months Ended
	June 30, 2025		June 29, 2024
	Combined (1)	Combined (1) Constant Currency	GAAP
Selected Financial Data
Total Revenues	$189,163	$186,846	$202,073	(6.4%)	(7.5%)
Behavioral Subscription Revenues (2)	$157,258	$154,967	$180,233	(12.7%)	(14.0%)
Clinical Subscription Revenues (3)	$30,593	$30,593	$19,723	55.1%	55.1%
Subscription Revenues (4)	$187,851	$185,560	$199,956	(6.1%)	(7.2%)
Other Revenues (5)	$1,312	$1,286	$2,117	(38.0%)	(39.3%)

Note:	Totals may not sum due to rounding.

(1)

These amounts combine the revenues of the Successor and Predecessor periods for comparability purposes. Although the Successor and Predecessor have a different accounting basis due to the application of fresh start accounting, none of the fresh start accounting adjustments impact revenue. Therefore, the combined revenue amounts presented are consistent with a pro forma presentation under Article 11 of Regulation S-X as if fresh start accounting was applied at the beginning of the first period presented.

(2)	“Behavioral Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Behavioral offerings.
(3)	“Clinical Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Clinical offerings.
(4)	“Subscription Revenues” is the sum of Behavioral Subscription Revenues and Clinical Subscription Revenues.
(5)

“Other Revenues” (formerly known as “product sales and other”) consist of revenues from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenues. Prior to fiscal 2024, Other Revenues included sales of consumer products.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

				Variance
			Predecessor	2025 Combined vs 2024	2025 Combined Constant Currency vs 2024
	Six Months Ended June 30, 2025		Six Months Ended
			June 29, 2024
	Combined (1)	Combined (1) Constant Currency	GAAP
Selected Financial Data
Total Revenues	$375,735	$375,240	$408,621	(8.0%)	(8.2%)
Behavioral Subscription Revenues (2)	$312,981	$312,489	$365,537	(14.4%)	(14.5%)
Clinical Subscription Revenues (3)	$60,051	$60,051	$38,475	56.1%	56.1%
Subscription Revenues (4)	$373,032	$372,539	$404,012	(7.7%)	(7.8%)
Other Revenues (5)	$2,703	$2,701	$4,609	(41.4%)	(41.4%)

Note: Totals may not sum due to rounding.

(1)

These amounts combine the revenues of the Successor and Predecessor periods for comparability purposes. Although the Successor and Predecessor have a different accounting basis due to the application of fresh start accounting, none of the fresh start accounting adjustments impact revenue. Therefore, the combined revenue amounts presented are consistent with a pro forma presentation under Article 11 of Regulation S-X as if fresh start accounting was applied at the beginning of the first period presented.

(2)	“Behavioral Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Behavioral offerings.
(3)	“Clinical Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Clinical offerings.
(4)	“Subscription Revenues” is the sum of Behavioral Subscription Revenues and Clinical Subscription Revenues.
(5)

“Other Revenues” (formerly known as “product sales and other”) consist of revenues from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenues. Prior to fiscal 2024, Other Revenues included sales of consumer products.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES AND MONTHLY SUBSCRIPTION REVENUES PER AVERAGE SUBSCRIBER)

UNAUDITED

	Combined	Combined	Predecessor
	Three Months Ended	Three Months Ended	Three Months Ended
	June 30, 2025	June 30, 2025	June 29, 2024	Variance	Variance
		(Constant Currency)			(Constant Currency)
Incoming Subscribers (1)
Incoming Behavioral Subscribers	3,299	N/A	3,917	(15.8%)	N/A
Incoming Clinical Subscribers	135	N/A	87	55.2%	N/A

Incoming Subscribers	3,434	N/A	4,004	(14.2%)	N/A
End of Period Subscribers (2)
End of Period Behavioral Subscribers	3,040	N/A	3,756	(19.0%)	N/A
End of Period Clinical Subscribers	127	N/A	81	56.5%	N/A

End of Period Subscribers	3,167	N/A	3,837	(17.4%)	N/A
Monthly Subscription Revenues Per Average Subscriber (3)
Monthly Behavioral Subscription Revenues Per Average Subscriber	$16.54	$16.30	$15.66	5.6%	4.1%
Monthly Clinical Subscription Revenues Per Average Subscriber	$78.00	$78.00	$78.37	(0.5%)	(0.5%)
Monthly Subscription Revenues Per Average Subscriber	$18.97	$18.74	$17.00	11.6%	10.2%

Note: Totals may not sum due to rounding.

(1)	The “Incoming Subscribers” metric reports WW subscribers in Company-owned operations at a given period start.
(2)	The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end.
(3)

The “Monthly Subscription Revenues Per Average Subscriber” metric reports the monthly fees associated with subscriptions for the Company’s offerings divided by the Average Subscriber for its businesses. Monthly Subscription Revenues for quarterly periods for each respective business is calculated as Subscription Revenues divided by the number of months in the respective quarterly period. The “Average Subscriber” for quarterly periods for each respective business is the average of its Incoming Subscribers and End of Period Subscribers for the respective quarterly period.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES AND MONTHLY SUBSCRIPTION REVENUES PER AVERAGE SUBSCRIBER)

UNAUDITED

	Combined	Combined	Predecessor
	Six Months Ended June 30, 2025	Six Months Ended June 30, 2025	Six Months Ended June 29, 2024	Variance	Variance
		(Constant Currency)			(Constant Currency)
Incoming Subscribers (1)
Incoming Behavioral Subscribers	3,244	N/A	3,731	(13.1%)	N/A
Incoming Clinical Subscribers	92	N/A	67	37.8%	N/A

Incoming Subscribers	3,336	N/A	3,798	(12.2%)	N/A
End of Period Subscribers (2)
End of Period Behavioral Subscribers	3,040	N/A	3,756	(19.0%)	N/A
End of Period Clinical Subscribers	127	N/A	81	56.5%	N/A

End of Period Subscribers	3,167	N/A	3,837	(17.4%)	N/A
Monthly Subscription Revenues Per Average Subscriber (3)
Monthly Behavioral Subscription Revenues Per Average Subscriber	$16.33	$16.30	$16.03	1.9%	1.7%
Monthly Clinical Subscription Revenues Per Average Subscriber	$85.01	$85.01	$82.08	3.6%	3.6%
Monthly Subscription Revenues Per Average Subscriber	$18.77	$18.75	$17.36	8.1%	8.0%

Note: Totals may not sum due to rounding.

(1)	The “Incoming Subscribers” metric reports WW subscribers in Company-owned operations at a given period start.
(2)	The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end.
(3)

The “Monthly Subscription Revenues Per Average Subscriber” metric reports the monthly fees associated with subscriptions for the Company’s offerings divided by the Average Subscriber for its businesses. Monthly Subscription Revenues for year-to-date periods for each respective business is calculated as Subscription Revenues divided by the number of months in the respective year-to-date period. The “Average Subscriber” for year-to-date periods for each respective business is the average of its Incoming Subscribers at the beginning of the fiscal year and its End of Period Subscribers for each quarter end within the respective year-to-date period.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Successor				Predecessor
	Period from				Period from
	June 25, 2025				March 30, 2025				Three Months Ended
	through June 30, 2025				through June 24, 2025				June 29, 2024
			Selling,				Selling,				Selling,
			General, and	Product			General, and	Product			General, and	Product
	Gross	Marketing	Administrative	Development	Gross	Marketing	Administrative	Development	Gross	Marketing	Administrative	Development
	Profit	Expenses	Expenses	Expenses	Profit	Expenses	Expenses	Expenses	Profit	Expenses	Expenses	Expenses
GAAP	$8,909	$2,784	$2,853	$686	$130,508	$32,093	$42,851	$14,160	$137,294	$53,696	$36,933	$10,732
% of Revenue	73.2%	22.9%	23.4%	5.6%	73.7%	18.1%	24.2%	8.0%	67.9%	26.6%	18.3%	5.3%
Adjustments:
Transaction Costs (1)	$—	$—	$(182)	$—	$—	$—	$(10,049)	$—	$—	$—	$—	$—
Depreciation and Amortization Expenses	330	—	(1,347)	(4)	4,147	—	(3,086)	(54)	6,323	—	(3,036)	(186)
Restructuring Charges (2)	—	—	—	—	(2,071)	—	(977)	—	(102)	—	(2,081)	—

Total Adjustments	$330	$—	$(1,529)	$(4)	$2,076	$—	$(14,112)	$(54)	$6,221	$—	$(5,117)	$(186)
Adjusted	$9,239	$2,784	$1,324	$682	$132,584	$32,093	$28,739	$14,106	$143,515	$53,696	$31,816	$10,546
% of Revenue	75.9%	22.9%	10.9%	5.6%	74.9%	18.1%	16.2%	8.0%	71.0%	26.6%	15.7%	5.2%
Currency Adjustment	212	—	(17)	—	(2,045)	(129)	(168)	—	N/A	N/A	N/A	N/A
Constant Currency	$9,121	$2,784	$2,836	$686	$128,463	$31,964	$42,684	$14,160	N/A	N/A	N/A	N/A
% of Revenue	75.0%	22.9%	23.3%	5.6%	73.5%	18.3%	24.4%	8.1%	N/A	N/A	N/A	N/A
Adjusted Constant Currency	$9,452	$2,784	$1,308	$682	$130,539	$31,964	$28,571	$14,106	N/A	N/A	N/A	N/A
% of Revenue	77.7%	22.9%	10.7%	5.6%	74.7%	18.3%	16.4%	8.1%	N/A	N/A	N/A	N/A

Note: Totals may not sum due to rounding.

(1)	Certain non-recurring transaction costs related to strategic alternatives and the Company’s Chapter 11 financial reorganization.
(2)

Restructuring charges consist of expenses associated with the reduction in headcount as a result of certain strategic re-alignments. Restructuring charges include the previously disclosed 2024 restructuring plan, 2023 restructuring plan and 2022 restructuring plan.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Successor				Predecessor
	Period from				Period from
	June 25, 2025				December 29, 2024				Six Months Ended
	through June 30, 2025				through June 24, 2025				June 29, 2024
			Selling,				Selling,				Selling,
			General, and	Product			General, and	Product			General, and	Product
	Gross	Marketing	Administrative	Development	Gross	Marketing	Administrative	Development	Gross	Marketing	Administrative	Development
	Profit	Expenses	Expenses	Expenses	Profit	Expenses	Expenses	Expenses	Profit	Expenses	Expenses	Expenses
GAAP	$8,909	$2,784	$2,853	$686	$263,384	$110,871	$78,480	$25,281	$275,094	$143,858	$83,410	$23,237
% of Revenue	73.2%	22.9%	23.4%	5.6%	72.4%	30.5%	21.6%	7.0%	67.3%	35.2%	20.4%	5.7%
Adjustments:
Transaction Costs (1)	$—	$—	$(182)	$—	$—	$—	$(20,873)	$—	$—	$—	$—	$—
Depreciation and Amortization Expenses	330	—	(1,347)	(4)	8,650	—	(5,440)	(115)	12,616	—	(6,944)	(388)
Restructuring Charges (2)	—	—	—	—	(2,455)	—	(2,333)	—	2,353	—	(5,363)	—

Total Adjustments	$330	$—	$(1,529)	$(4)	$6,195	$—	$(28,646)	$(115)	$14,969	$—	$(12,307)	$(388)
Adjusted	$9,239	$2,784	$1,324	$682	$269,579	$110,871	$49,835	$25,166	$290,063	$143,858	$71,103	$22,849
% of Revenue	75.9%	22.9%	10.9%	5.6%	74.1%	30.5%	13.7%	6.9%	71.0%	35.2%	17.4%	5.6%
Currency Adjustment	212	—	(17)	—	(458)	103	(21)	—	N/A	N/A	N/A	N/A
Constant Currency	$9,121	$2,784	$2,836	$686	$262,926	$110,974	$78,459	$25,281	N/A	N/A	N/A	N/A
% of Revenue	75.0%	22.9%	23.3%	5.6%	72.4%	30.6%	21.6%	7.0%	N/A	N/A	N/A	N/A
Adjusted Constant Currency	$9,452	$2,784	$1,308	$682	$269,122	$110,974	$49,813	$25,166	N/A	N/A	N/A	N/A
% of Revenue	77.7%	22.9%	10.7%	5.6%	74.1%	30.6%	13.7%	6.9%	N/A	N/A	N/A	N/A

Note: Totals may not sum due to rounding.

(1)	Certain non-recurring transaction costs related to strategic alternatives and the Company’s Chapter 11 financial reorganization.
(2)

Restructuring charges consist of expenses associated with the reduction in headcount as a result of certain strategic re-alignments. Restructuring charges include the previously disclosed 2024 restructuring plan, 2023 restructuring plan and 2022 restructuring plan.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Successor	Predecessor
	Period from	Period from	Period from
	June 25, 2025	March 30, 2025	December 29, 2024	Three Months Ended	Six Months Ended
	through June 30, 2025	through June 24, 2025	through June 24, 2025	June 29, 2024	June 29, 2024
Net Income (Loss)	$1,254	$1,190,688	$1,118,103	$23,269	$(324,633)
Net Income (Loss) Margin	10.3%	672.7%	307.5%	11.5%	(79.4%)
Interest	923	11,061	38,664	28,577	53,304
Taxes	(523)	(20,906)	1,669	(15,835)	39,613
Depreciation and Amortization Expenses	1,681	7,287	14,201	9,545	19,948
Stock-based Compensation	—	3,173	4,032	2,740	5,141

EBITDA	$3,335	$1,191,303	$1,176,669	$48,296	$(206,627)
EBITDA Margin	27.4%	673.1%	323.6%	23.9%	(50.6%)
Franchise Rights Acquired Impairments	—	—	27,549 (1)	—	257,988 (2)
Reorganization Items, net (3)	—	(1,143,918)	(1,143,918)	—	—
Transaction Costs (4)	182	10,049	20,873	—	—
Restructuring Charges (5)	—	(1,094)	(122)	1,979	7,716
Other (6)	932	4,478	6,685	(78)	(1,683)

Adjusted EBITDA	$4,449	$60,818	$87,736	$50,197	$57,394

Adjusted EBITDA Margin	36.6%	34.4%	24.1%	24.8%	14.0%

Note: Totals may not sum due to rounding.

(1)	The Company’s franchise rights acquired impairment charge related to its United States unit of account.
(2)	The Company’s franchise rights acquired impairment charges of $251,431, $4,074, $2,328 and $155 related to its United States, Australia, New Zealand and United Kingdom units of account, respectively.
(3)

The net reorganization gain related to the Company’s emergence from its Chapter 11 financial reorganization and primarily consisted of the gain on settlement of liabilities subject to compromise and the impacts of fresh start valuation adjustments.

(4)	Certain non-recurring transaction costs related to strategic alternatives and the Company’s Chapter 11 financial reorganization.
(5)

Restructuring charges consist of expenses associated with the reduction in headcount as a result of certain strategic re-alignments. Restructuring charges include the previously disclosed 2024 restructuring plan, 2023 restructuring plan and 2022 restructuring plan.

(6)	Primarily consists of the impact of foreign exchange gains and losses.